Exhibit 99.1


Overview

      Internet Commerce Corporation is in the e-commerce business-to-business communication services market, providing electronic commerce ("EC") infrastructure solutions. References in this annual report to the "Company," "ICC," "we" or "us" mean Internet Commerce Corporation, a Delaware corporation, and its subsidiary on a consolidated basis, unless the context otherwise requires.

      Our business operates in two segments. These two segments are:

      o ICC.NET - ICC.NET includes the Company's global Internet-based value added network or VAN, which uses the Internet and our proprietary technology to deliver our customers' documents and data files to members of their trading communities, many of which may have incompatible systems, by translating the documents and data files into any format required by the receiver. We believe that our ICC.NET service has significant advantages over traditional VANs, email-based and other Internet-based software systems, because our service is provided at a low cost, generally with greater transmission speed in nearly real-time and offers more features. ICC.NET provides the following services:

            o Traditional VAN services -- our ICC.NET service provides the full suite of traditional VAN services, but uses the Internet to provide cost savings and increased capabilities for our customers;

            o Electronic data interchange ("EDI") for web-based retailers -- our ICC.NET service provides an electronic document and data file delivery link between web-based retailers and their vendors that require documents and data files to be transmitted using EDI format;

            o AS2 capability -- ICC supports the EDI-INT standard for those customers that are required to communicate via this protocol.;

            o EDI-to-fax service -- our ICC.NET service can translate electronic documents into fax format and send the documents by fax to our customers' trading partners that are not equipped to receive electronically transmitted documents;

            o Data mapping -- our data mapping capabilities maximize the value of our network by providing in-line data translation facilities to our customers;

            o Large-scale electronic document management and delivery -- our ICC.NET service can transmit large-scale non-EDI electronic documents and data files and provide real-time delivery, archiving, security, authentication and audit services;

            o Point-of-Sale service -- the exchange of Point-of-Sale data is growing in the retail industry to improve supply chain efficiency. Up to now, the cost of moving large amounts of Point-of-Sale information electronically has been prohibitive. ICC offers a Point-of-Sale service that allows retailers and their suppliers to exchange data quickly and effectively utilizing the ICC.NET service;

            o ICC.CATALOG - our web-based electronic product catalog service transforms static vendor product information into a pro-active purchasing tool through the direct creation of EDI compliant purchase orders that can be transmitted over the

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                  ICC.NET service by synchronizing trading partner data in
                  real-time, including graphic images of all products and by offering sophisticated navigation and advanced search capabilities to streamline product comparison and order information; and

            o HIPAA.ICC.NET -- our HIPAA.ICC.NET is a highly secure Internet-based low cost network that reliably moves all EDI healthcare documents between providers and payers in real-time over the ICC.NET service and provides users with a specialized user interface.

            o EC infrastructure solutions by providing mission critical e-commerce consulting, software, outsourced services and technical resource management;

            o HIPAA (Health Insurance Portability and Accountability Act) impact and data gap analysis for health care providers and payers. We can design, build, test and rollout systems to ensure compliance with Federally mandated standards for health care data. Through strategic alliances with industry leading partners, including Emanio, Inc., a leading provider of translator software; HCEC a leading healthcare E-business collaborative that markets ICC's services to its member organizations; and ACOM, a leading provider of tactical back-office technology solutions that integrates financial/ERP systems to form comprehensive Electronic Purchasing-to-Payment
                  (EP2P) systems, we offer third-party translators, combined with our ICC.NET data mapping capabilities; and

            o A series of product-independent EDI seminars for e-commerce users. The seminars are hosted by leading universities and training facilities across the United States. We also develop in-house EDI training programs and offer public seminars for understanding and implementing HIPAA regulations.

      o Service Bureau - Our Service Bureau manages and translates the data of small and mid-sized companies that exchange EDI data with large companies and provides the following services and software products:

            o Receives electronic purchase orders from large retailers and converts the purchase orders into hard copies or other alternative formats and delivers those documents to their suppliers that are our customers;

            o Converts paper or other alternatively formatted invoices from our customers into EDI format that is transmitted to their trading partners; and

            o Software - ICC markets a broad range of Windows-based software products used by suppliers to reach large retailers including ScanPak Professional, which provides UPC (Universal Product
                  Code) services for ASN (Advanced Ship Notice) Casing & UCC (Uniform Code Council) 128 labels.


Development of Our Business

      Through July 2000, our business was primarily focused on our VAN service. Our ICC.NET service is currently in use by our customers for the secure exchange of business-to-business electronic forms and data files.

      In addition to the continued development and enhancement of our ICC.NET service, we made two acquisitions during fiscal 2001. These acquisitions have enabled us to offer a more complete range of services to allow our customers to expand their EC trading communities and bridge their legacy systems to the Internet.

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      In August 2000, we acquired Intercoastal Data Corporation, referred to as
IDC, through which we acquired our service bureau segment. IDC is engaged in the development, marketing, sale and other exploitation of business-to-business EDI standard-based applications for standard-based EDI exchange over VANs, private networks, exchanges, extranets and the Internet. In November 2000, we completed the acquisition of Research Triangle Commerce, Inc., referred to as RTCI, through which we acquired certain components of our ICC.NET segment. RTCI is an EC infrastructure solutions company serving the business-to-business e-commerce market. RTCI assists its clients to conduct business electronically through a continuum of services, including eConsulting, data transformation mapping (EDI, EAI, XML) and internetworking. RTCI developed a business model that offers remote service delivery, fixed and value-based pricing and reusable solutions. Data transformation mapping has subsequently been integrated into the ICC.NET service offerings.

Services and Products

      ICC.NET includes our global Internet-based value added network, or VAN, which provides complete supply chain connectivity solutions for electronic data interchange, or EDI, and e-commerce and offers users a sophisticated vehicle to send and receive files of any format and size securely. We also offer a broad range of consulting services and associated mapping and XML technology, custom application development, comprehensive e-commerce education and an EDI service bureau. The following summarizes the principal services and products offered by our two operating segments, namely ICC.NET and service bureau.

      ICC.NET

      ICC.NET services provide a solution to the communication difficulties caused by the differences in data formats, networks and communications methods used by the members of trading communities by bridging the gap in technological capabilities and enabling seamless electronic business communication. ICC.NET services can translate incompatible files into a format any user is capable of receiving and uses the Internet to transmit the data file by EDI, fax or other formats. Users of ICC.NET services can thus improve their productivity and reduce their costs by enabling electronic business-to-business transactions between parties with different systems.

      ICC.NET services improve the basic infrastructure of business-to-business electronic communications by providing intelligent messaging and routing using the Internet, which, improves the security, reliability, ease of use and acceptability of using the Internet for business-to-business electronic commerce. ICC.NET performs these functions without requiring that the user purchase software and at prices that are highly competitive.

      We designed our ICC.NET services to avoid what we believe are inefficiencies in traditional VAN services, software products and phone and manual fax processes, including higher costs, slower transmission and greater difficulty in operation than our ICC.NET services. ICC.NET incorporates proprietary technology and is immediately accessible using a standard Internet connection and a web browser.

      ICC.NET services facilitate the development and operations of comprehensive business-to-business electronic commerce solutions. We specialize in electronic commerce, or EC, solutions involving EDI and EAI (Enterprise Application Integration) by providing mission critical EC consulting, EC software, outsourced EC services, technical resource management and HIPAA gap analysis

      ICC.NET services use the Internet to deliver more features than traditional VANs, including the following:

      o Documents are delivered up to 100 times faster, depending upon the speed of the customer's Internet connection;

      o Our customers can more effectively track, monitor and process business documents and other data files using our real-time document management java-applet screen displays;

      o Our ICC.NET services allow us to consistently provide confirmed delivery of documents and other data files;

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      o     Documents can be delivered either in real-time or retrieved when convenient for the customer. Real-time delivery reduces the potential for document corruption, bottlenecks and other problems associated with batch delivery modes, which are traditionally store-and-forward and in some cases can take several hours to be delivered;

      o ICC.NET services can handle data transmissions other than standard business documents, such as images, engineering drawings, architectural blueprints, audio and certain types of video; and

      o Our customers enjoy flexibility in creating different document types and formats for various business applications. For example, our customers can add their business logo to their documents and can use their own format for each document type.

      In addition, we believe our ICC.NET services offer advantages over e-mail and other Internet-based electronic commerce systems, such as a full range of VAN services, translation of a wide variety of data into customer-specified formats, management of business documents or data files of virtually any size and of a wide variety, including purchase orders, invoices, statements, inventory tracking and shipping documents, images, engineering drawings, architectural blueprints, audio and certain types of video. Our ICC.NET services also provides a complete audit trail of content delivery and customer selection from a variety of security methods.

      ICC.NET is one of the only Internet-based data transmission services that communicates to over sixty-five traditional VANs, private networks and exchanges that currently provide EDI services for approximately 90% of companies that are capable of using EDI. As a result, we can handle EDI traffic between our customers and any of their trading partners that choose to continue to use a traditional VAN and a customer that uses a traditional VAN and its trading partners that do not. The ability to reach these networks provides our customers with the possibility of maximum penetration into their trading partner community.

      EDI Mapping Factory(R). We are a provider of EDI mapping services to enable translation between different data formats.. Our EDI Mapping Factory(R) provides off-site mapping using a variety of translators on multiple platforms. Our experience includes mapping for ANSI ASC X12 and UN/EDIFACT Transaction Sets, XML and other standards, including support for SAP IDOCs. We provide expert data mapping services for HIPAA compliance initiatives. We can also provide data transformation services for database conversions, client specified files and other tasks involving the care and movement of data. Our systems and technicians can handle many operating system environments, including Windows NT, UNIX, AS/400 and mid-range systems.

      XML Services. The industry standardization of XML continues to evolve slowly, with no clear winners for a single business-to-business, or B2B, standard. New proposed standards emerge periodically, and consolidation we believe may be some time away. Our experience with XML, in many forms, allows us to provide the flexibility and interoperability our customers require in this changing environment. We provide a complete spectrum of services, from design through inline translation between XML, EDI, and flat file formats, and full end-to-end B2B solutions. We have participated in the development of several standards for the use of XML in B2B and EDI environments, and remain in the forefront of this technology.

      EDI for web-based retailers. We provide an electronic document and data file delivery link between web-based retailers and their vendors. We believe that many larger vendors require that product orders and other documents be transmitted using EDI. Web retailers can use our ICC.NET service to meet these requirements and thus reduce their costs and improve their ability to locate, order, track and deliver products. Our ICC.NET service can process purchase orders, invoices, order status reports and other files transmitted between web-based shopping portals of electronic retailers and their vendors, distributors and manufacturers and can also manage critical logistics delivery files.

      EDI for the health care industry. We offer services for the implementation of EDI healthcare transactions mandated by the administrative simplification regulations of the Health Insurance Portability and Accountability Act (HIPAA). Standards developed by ANSI (American National Standards Institute) apply to health plans, clearinghouses and healthcare providers that transmit information electronically. By combining our expertise in traditional EDI and HIPAA requirements with our client's knowledge of its operations and systems, we offer solutions that enable our clients to comply with the HIPAA regulations. We have also formed partnerships aimed at

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HIPAA compliance that couple third-party translators with our data mapping capabilities. Our ICC.NET service can facilitate the exchange of healthcare eligibility and enrollment forms, care review, patient information and claim status and payments.

      Large-scale electronic document management and delivery. Our ICC.NET service can electronically transmit large-scale EDI and non-EDI electronic documents and other large files, which may include catalogs, Point-of-Sale data, engineering drawings, graphics and some types of video. ICC.NET allows customers to manage and distribute large files in real-time and provides archiving, security, authentication and audit services. ICC.NET will support both a publish/subscribe configuration, in which a customer can publish any number of files for subscribers authorized by the customer to view and/or download, and a point-to-point-delivery configuration that operates like our ICC.NET VAN service. ICC's Point-of-Sale service allows retailers and their suppliers to exchange information quickly and effectively.

      ICC.CATALOG. ICC provides a web-based electronic product catalog ("ICC.CATALOG") service for use in the retailer-vendor business community. The ICC.CATALOG enables vendors that supply goods to retailers to create, store and maintain a web-based online database of their product information. Users can electronically access and selectively download the product information and generate EDI compliant purchase orders. Both the retailer and the vendor can access the service worldwide using the Internet and can perform real-time updates. ICC.CATALOG complies with industry standards and is designed to reduce the costs of both retailers and vendors through ease of use, advanced features, functions and low cost pricing. The ICC.CATALOG integrates seamlessly with our ICC.NET service.

      HIPAA.ICC.NET. ICC offers leading-edge services for EDI healthcare transactions mandated by HIPAA. By combining our expertise in EDI and HIPAA requirements, we offer clients best of breed, one-stop solutions. HIPAA.ICC.NET is based on the low-cost, proven ICC.NET transaction exchange system. and provides users with a specialized browser interface. ICC.NET reliably moves healthcare claims, eligibility and enrollment forms, and all the other HIPAA transactions, including NCPDP.

      EDI-to-fax service. Traditional EDI users convert electronic documents into a faxable format and fax the documents manually to their trading partners that are unable to receive electronically transmitted documents in EDI format. Our ICC.NET IP-based worldwide fax service allows our customers to send a document electronically, which we then electronically convert to faxable format and fax to any of our customer's trading partners that are unable to receive electronically transmitted documents in EDI format.

      AS2 Connectivity. We continue to invest in leading edge technology to meet the changing requirements of our customers. An example of this is AS2, which is one of the newest standards associated with moving information across the Internet. We have incorporated AS2 technology into our service offerings so that our customers can utilize the technology without a significant up-front investment in software. By using ICC's AS2 solution, our customers avoid the support costs associated with purchasing an AS2 software product.

      Custom Solutions. Our custom solutions group provides programming solutions designed to fit our customers' specific needs. We can build web-based applications for both customer end-users and servers. We provide a comprehensive and integrated design or redesign of our customers' entire internal EC/EDI environment.

      Consulting Services. Our consulting services group brings industry specific experience and high-level expertise to our customers. We have the EC consulting experience to support our customers' information technology functions. We have also initiated a special focus on the healthcare industry involving the analysis, design and construction of solutions that address HIPAA compliance.

      Education. We offer EC and EDI education and training resources through a series of product-independent seminars hosted by leading universities around the United States. These seminars address the basic components of EDI, software, networks, standards, trading partner issues, business management issues and specific industry-related issues. Custom courses can be arranged for our customers at their locations. We also offer public and private seminars that focus on healthcare EDI and HIPAA requirements. Building on our core education program, these seminars emphasize the use of EDI within the healthcare industry by addressing standards and using exercises to upgrade knowledge of claim processing and remittance transactions.

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      The Service Bureau

      ICC's Service Bureau allows vendors to comply with its customers' electronic commerce needs. ICC's fees are generally more cost effective than establishing an in-house EDI department.

      ICC's Service Bureau is focused on the retail industry and is capable of exchanging business transactions with most major retailers. Customers can view account activity on-line through the use of the Internet.

      The primary features of the Service Bureau include:

            o     Purchase Order, Invoice and Product Activity Data Processing;

            o     UPC Maintenance;

            o     UPC and UCC 128 Label Service and Ship Notices; and

            o     Automated packing process using ScanPak Professional.

      Our Service Bureau also offers an assortment of software products. Our principal software products are:

      o ScanPak Professional is a Windows-based warehouse management tool providing an automated Advanced Ship Notice and UCC/EAN-128 label solution. ScanPak Professional allows our customers to scan merchandise and automatically generate bar code labels for each case as it is packed. Keyboard use at packing stations can be eliminated. This software electronically matches the contents of each case against purchase orders. From the casing information created by ScanPak Professional, our customers can generate and transmit accurate EDI ship notices to retailers or third party EDI software products. ScanPak Professional interfaces with ICC.NET and other third party EDI software products.

      o EZ-EDI(TM) translator package receives electronic purchase orders via the major networks, prints purchase orders, holds the orders in an open orders file for possible changes and sends electronic invoices back to the retailer. It allows our customers to manage their orders with ease - changing quantities and prices as needed, adding manual orders, backordering and deleting orders that cannot be filled.

      o UPC Manager(TM)allows our customers to create an 832 EDI document (sales catalog) and provides an automatic link to network UPC catalogs. UPC Manager(TM)allows our customers to add, change and delete information in their in-house UPC catalogs, the local repository of their UPC product information. UPC Manager(TM) automatically generates proper UPC numbers for products that do not have UPC numbers assigned and accepts current UPC numbers for products with them. Tracking active, inactive UPC numbers for the appropriate time intervals, UPC Manager(TM)also provides extensive error checking on in-house catalog data to ensure that information sent to the networks is valid.